2. DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
DESCRIPTION OF BUSINESS

PEDEVCO’s primary business plan is: (i) engaging in oil and gas exploration, development and production of primarily shale oil and gas and secondarily conventional oil and gas opportunities in the United States (U.S.), and (ii) subsequently utilizing the Company’s strategic relationships for exploration, development and production in Pacific Rim countries, with a particular focus in China.

The Company owns a 20% interest in Condor Energy Technology, LLC (“Condor”), as well as a 50% interest in White Hawk Petroleum, LLC (“White Hawk”). Condor’s operations consist primarily of working interests in oil and gas leases in the Niobrara shale formation located in the Denver-Julesberg Basin in Morgan and Weld Counties, Colorado. The remaining interest in Condor is owned by an affiliate of MIE Holdings Corporation (Hong Kong Stock Exchange code: 1555.HK), one of the largest independent upstream onshore oil companies in China (“MIE Holdings”). White Hawk’s operations consist primarily of working interests in oil and gas leases in the Eagle Ford shale formation in McMullen County, Texas. The remaining interest in White Hawk is also owned by an affiliate of MIE Holdings.

The Company plans to focus initially on developing shale oil and gas assets held by the Company in the U.S., including its first oil and gas working interest known as “the Niobrara Asset” and its second oil and gas working interest known as the “the Eagle Ford Asset”. Subsequently, the Company plans to seek additional shale oil and gas and conventional oil and gas asset acquisition opportunities in the U.S. and Pacific Rim countries utilizing its strategic relationships and technologies that may provide the Company a competitive advantage in accessing and exploring such assets. Some or all of these assets may be acquired by subsidiaries, including Condor, or others that may be formed at a future date.